SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

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                         DWS Core Plus Allocation Fund

The following information supplements "The Fund's Main Investment Strategy" section of the prospectuses that lists the underlying funds in which DWS Core Plus Allocation Fund intends to invest.

o DWS U.S. Bond Index Fund. The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Lehman Brothers U.S. Aggregate Index (the "Lehman US Aggregate Index"), which emphasizes government mortgage-backed securities and corporate investment-grade debt securities. The fund will pursue its objective by investing primarily in the debt securities of the companies included in the Lehman US Aggregate Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman US Aggregate Index. Futures contracts and options are used as a low-cost method of gaining exposure to a particular market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the Lehman US Aggregate Index, while seeking to keep the fund as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Lehman US Aggregate Index as closely as possible, the fund invests in a statistically selected sample of the securities found in the Lehman US Aggregate Index, using a process known as "optimization." Over the long term, the portfolio management team seeks a correlation between the performance of the fund, before expenses, and the Lehman US Aggregate Index of 95% or better. A figure of 100% would indicate perfect correlation.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

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o    DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund may invest in common and preferred stock (including convertible securities), rights or warrants to purchase common stock, debt securities and listed limited partnership interests. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US. The fund allocates its assets among various regions and countries, including exposure to emerging market countries.


The following information replaces and supplements similar disclosure in the "Investment risks of the underlying funds" sub-heading under "The Main Risks of Investing in the Fund" section of the prospectuses.

Concentration Risk. The fund concentrates its investments in infrastructure-related companies. A fund with a concentrated portfolio is vulnerable to the risks associated with the industries in which it invests, and is subject to greater risks and market fluctuations than funds investing in a broad range of industries. Infrastructure-related securities may have increased susceptibility to risks associated with general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses and changes in interest rates.

Index Fund Risk. This risk information applies to DWS U.S. Bond Index Fund. Because the fund invests at least 80% of its assets in securities that are included in the Lehman US Aggregate Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segment represented by the Lehman US Aggregate Index.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate


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changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.

Non-Diversification Risk. This risk information applies to DWS RREEF Global Real Estate Securities Fund. The fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.


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Tracking Error Risk. This risk information applies to DWS U.S. Bond Index Fund.
There are several reasons that the fund's performance may not exactly replicate the Lehman US Aggregate Index:

o Unlike the Lehman US Aggregate Index, the fund incurs fees and administrative expenses and transaction costs in trading securities.

o The composition of the Lehman US Aggregate Index and the bonds held by the fund may diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the Lehman US Aggregate Index, which does not include a cash component.

Emerging Market Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.




               Please Retain This Supplement for Future Reference


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